UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DAILY JOURNAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

DAILY JOURNAL CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on May 14, 2019

To the Shareholders of

DAILY JOURNAL CORPORATION

A Special Meeting of Shareholders of Daily Journal Corporation (the “Company”) will be held on Tuesday, May 14, 2019, at 10:00 a.m. Pacific Daylight Time, at the Company’s office at 949 E. Second St., Los Angeles, California 90012. The purpose of the Special Meeting is to vote upon an amendment to the Company’s Bylaws to increase the size of the Board of Directors, as more fully described in the accompanying Proxy Statement which is attached hereto and incorporated herein.

The Board of Directors has fixed the close of business on March 22, 2019 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2019

This Notice of Special Meeting of Shareholders and the accompanying Proxy Statement may be viewed and printed from the Company’s website at proxy.dailyjournal.com.

By Order of the Board of Directors

Michelle Stephens
Secretary

April 1, 2019

IMPORTANT

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN, AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

SPECIAL NOTE

CHARLIE MUNGER, CHAIRMAN OF THE BOARD, WILL NOT ATTEND THIS SPECIAL MEETING.

DAILY JOURNAL CORPORATION

915 E. First Street

Los Angeles, California 90012

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS

May 14, 2019

Your proxy in the enclosed form is solicited by the Board of Directors of the Company for use at the Special Meeting of Shareholders to be held on May 14, 2019 at 10:00 a.m. Pacific Daylight Time, at the Company’s office at 949 E. Second St., Los Angeles, California 90012, and at any adjournment thereof. Each properly executed proxy received prior to the Special Meeting will be voted as directed, but, if not otherwise specified, proxies will be voted to approve the amendment to the Bylaws increasing the size of the Board of Directors.

Each shareholder has the right to revoke such shareholder’s proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company at 915 E. First Street, Los Angeles, California 90012, a written revocation or a properly executed proxy bearing a later date, or by voting in person.

The Company will bear the cost it contracts for in the solicitation of proxies. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, fax or e-mail by officers, directors and other employees of the Company (none of whom will receive additional compensation therefor). The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners, and, on request, will reimburse such holders for their reasonable expenses in so doing.

The close of business on March 22, 2019 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. The only voting securities of the Company are the 1,380,746 shares of Common Stock outstanding as of the record date. A majority of the Company’s outstanding shares of Common Stock as of the record date must be represented in person or by proxy to constitute a quorum for the Special Meeting. All shares represented in person or by proxy, regardless of the nature of the vote, the indication of abstention or the absence of a vote indication, including broker non-votes, will be counted to determine the number of shares represented at the meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about April 1, 2019.

TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS

(Item 1 on the Proxy Card)

The Company is asking shareholders to approve an amendment to the Company’s Bylaws to increase the size of the Board of Directors. The amendment accomplishes this by (i) increasing the permissible range of the size of the Board of Directors, which is now between three and five directors, to between three and seven directors; and (ii) setting the number of directors at six until such time as it may be changed within the new range by resolution of the Board of Directors in accordance with the Bylaws.

The Company would like to increase the size of the Board of Directors to benefit from the talented contributions of a sixth member. This will also allow the Company to satisfy a new obligation under California law to have at least one woman serving on the Board of Directors, without requiring one of the existing five directors to resign. Increasing the upper end of the range to seven members will also provide the Board of Directors with the flexibility to add another member if an exceptional candidate is identified, without again needing to seek shareholder approval of an amendment to the Bylaws.

The shareholders are being asked to approve the following amendment to Article III, Section 2 of the Company’s Bylaws. If approved, such Section shall read as follows:

Number of Directors. The authorized number of directors shall not be less than three (3) nor more than seven (7), until changed by amendment of the articles of incorporation or these bylaws. The exact number of directors shall be fixed, within the limits specified, by resolution duly adopted by the Board of Directors. Until changed by resolution duly adopted by the Board of Directors, the exact number of directors shall be six (6).

Approval of the amendment to the Company’s Bylaws will require votes in favor of the amendment from holders of a majority of the outstanding shares entitled to vote. Abstentions and broker non-votes are the equivalent of “against” votes. A marked version of the proposed amendment compared to the existing language of Article III, section 2 of the Company’s Bylaws is attached as Annex A to this Proxy statement.

If the shareholders approve this amendment, the Board of Directors intends to appoint Mary Conlin to the newly created sixth seat. Ms. Conlin was nominated by the Board of Directors in connection with the Company’s 2019 Annual Meeting of Shareholders, but she was not elected as a director because this same amendment to the Bylaws increasing the size of the Board of Directors was not approved at that meeting. Nonetheless, Ms. Conlin received 583,505 of the 585,267 votes cast, and the Board of Directors is looking forward to the opportunity to appoint her as the Company’s newest director.

All directors are elected annually and serve until the next annual meeting of shareholders and the election of their successors.

Proxies given without instructions will be voted FOR approval of the amendment to the Company’s Bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 22, 2019 the names and holdings of those persons known to the Company to be beneficial owners of more than 5% of its Common Stock, and the holdings of all directors and executive officers. Each person has sole investment and voting power, except where indicated otherwise.

Beneficial Owner	Amount Beneficially Owned		Percent of Class

Charles T. Munger	50,000		3.6
J.P. Guerin	175,002	(1)	12.7
The Guerin Family Trust	125,002	(2)	9.1
RWWM Inc.	260,647	(3)	18.9
Richard D. Esbenshade	135,097	(4)	9.8
Gerald L. Salzman	31,636	(5)	2.3
Peter D. Kaufman	None		-
Gary L. Wilcox	None		-
All directors and executive officers as a group (five persons)	256,638	(6)	18.6

(1)	175,002 shares are held by The Guerin Family Trust and another trust for which Mr. Guerin is a trustee and a beneficiary. Mr. Guerin’s and the trusts’ business address is 355 South Grand Avenue, Suite 1710, Los Angeles, California 90071.

(2)	Mr. Guerin is a trustee and a beneficiary of this trust.

(3)	According to a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2019, RWWM Inc. d/b/a Roseman Wagner Wealth Management, RWWM Inc. 401K Profit Sharing Plan, Roseman Wagner Partners, L.P., The Scott and Tara Roseman Foundation, Scott P. Roseman and Aaron J. Wagner may be deemed to be the beneficial owners of 260,647 shares in the aggregate. According to the Schedule 13G/A, the address of each reporting person is 4970 Rocklin Road, Suite 200, Rocklin, California 95677.

(4)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2012, Richard D. Esbenshade may be deemed to be the beneficial owner of 135,097 shares. The Company believes that Mr. Esbenshade’s current address is 350 South Grand Avenue, Suite 5000, Los Angeles, California 90071.

(5)	20,580 of such shares are held by a pension plan of Mr. Salzman.

(6)	This figure eliminates double counting of 125,002 shares of the Guerin Family Trust, for which Mr. Guerin is a trustee and a beneficiary.

OTHER BUSINESS

Other Matters

The Board of Directors does not know of any matter to be presented at the Special Meeting which is not listed in the notice of Special Meeting and discussed above. If other matters should come before the meeting, however, the persons named in the form of proxy will vote in accordance with their best judgment.

Cost of Solicitation

The solicitation of proxies for the Special Meeting will be made primarily by mail. The Company may reimburse persons holding shares in their names as custodians, nominees, or fiduciaries for expenses they may incur in obtaining instructions from beneficial owners of such shares.

Proposals of Security Holders

It is expected that the Company’s 2020 Annual Meeting will be held on or about February 12, 2020. Shareholders desiring to submit proposals for action at that meeting will be required to submit them to the Company on or before August 30, 2019. Any such shareholder proposal must also be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Shareholders intending to present proposals from the floor of the 2019 Annual Meeting in compliance with Rule 14a-4 promulgated under the Securities Exchange Act of 1934, must notify the Company of such intentions before November 13, 2019. After such date, the Company’s proxy in connection with the 2020 Annual Meeting will confer discretionary authority on the Board of Directors to vote on any such proposals.

By Order of the Board of Directors

Michelle Stephens
Secretary

DATED: April 1, 2019

Annex A

Proposed Amendment to Bylaws

If Item 2 is approved by shareholders, Article III, Section 2 of the Company’s bylaws will be amended as set forth below. Proposed additions are indicated by underline and proposed deletions are indicated by strike-through.

Article III, Section 2. Number of Directors. The authorized number of directors shall not be less than three (3) nor more ~~than five (5)~~ seven (7), until changed by amendment of the articles of incorporation or these bylaws. The exact number of directors shall be fixed, within the limits specified, by resolution adopted by the Board of Directors. Until changed by resolution duly adopted by the Board of Directors, the exact number of directors shall be ~~three (3)~~ six (6).

PROXY

DAILY JOURNAL CORPORATION

The undersigned hereby appoints J.P. Guerin and Gerald L. Salzman as proxyholders, each with the power to appoint his substitute; hereby authorizes them or either of them to represent and vote as designated below all the shares of common stock of Daily Journal Corporation held of record by the undersigned on March 22, 2019 at the Special Meeting of Shareholders to be held on May 14, 2019 or any adjournment thereof; and hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated April 1, 2019.

1. Amendment to the Company’s Bylaws to increase the size of the Board of Directors

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting

(Please sign and date the Proxy on the reverse side)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR proposal 1.

This Proxy is solicited on behalf of the Board of Directors of Daily Journal Corporation.

Dated:

Signature:

Signature:

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.